September 9, 2013

DREYFUS INTERNATIONAL FUNDS, INC.
- DREYFUS BRAZIL EQUITY FUND

Supplement to Summary and Statutory Prospectuses
dated January 1, 2013

BNY Mellon ARX Investimentos Ltda., the fund’s sub-investment adviser, changed its name to “ARX Investimentos Ltda.” effective September 9, 2013.All information in this prospectus relating to “BNY Mellon ARX Investimentos Ltda.” or “BNY Mellon ARX,” will relate to ARX Investimentos Ltda.

The following information supersedes and replaces the information contained in the section of the prospectus entitled “Fund Summary – “Portfolio Management”:

The fund’s investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, ARX Investimentos Ltda., to serve as the fund’s sub-investment adviser. Rogério Poppe, CFA, and Bruno de Godoy Garcia, CFA, are the fund’s primary portfolio managers, positions they have held since the fund’s inception. Mr. Poppe joined ARX Investimentos Ltda. as a portfolio manager in 2005. Mr. Garcia has been a partner at ARX Investimentos Ltda. since 2001 and coordinates a team of equity analysts.

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